UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2020
TELENAV, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4655 Great America Parkway, Suite 300
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 245-3800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	TNAV	The NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm
On September 30, 2020, the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Telenav, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.
The audit reports of Grant Thornton on the consolidated financial statements of the Company for each of the two most recent fiscal years ended June 30, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s fiscal years ended June 30, 2020 and 2019 and subsequent interim period from July 1, 2020 to September 30, 2020, there were no (i) disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of such disagreements in their reports on the Company’s consolidated financial statements for such years, and (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as described below.
As previously disclosed in Item 9A of the Company’s Annual Reports on Form 10-K for the fiscal years ended June 30, 2020 and 2019, the Company concluded that:
•a material weakness in internal control over the Company’s financial reporting was identified during the three-month period ended December 31, 2018 relating to the Company’s supervision and review of the financial models supporting its revenue recognition accounting and disclosures not operating effectively related to the Company’s implementation of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASC 606”); and
•a material weakness in internal control over the Company’s financial reporting was identified during the three-month period ended December 31, 2019, relating to a design deficiency in the Company’s review controls over unusual or non-recurring and significant transactions.
As previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, the Company concluded that its internal control over the Company’s financial reporting was effective as of June 30, 2020. The Committee has discussed these matters with Grant Thornton, and the Company has authorized Grant Thornton to respond fully to any inquiries by BDO USA, LLP (“BDO”) concerning these matters.
The Company provided Grant Thornton with a copy of the disclosures it is making in this Form 8-K and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the statements made herein. A copy of Grant Thornton’s letter dated October 6, 2020 is filed as Exhibit 16.1 hereto.
(b) Engagement of Independent Registered Public Accounting Firm
On September 30, 2020, following a competitive process, the Committee approved the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.
During the Company’s fiscal years ended June 30, 2020 and 2019 and subsequent interim period from July 1, 2020 to September 30, 2020, neither the Company nor anyone on its behalf consulted BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Grant Thornton LLP, dated October 6, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: October 6, 2020	By: /s/ Steve Debenham
Name: Steve Debenham
Title: Vice President, General Counsel & Secretary